UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

PERMROCK ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Delaware	001-38472	82-6725102
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 470727

Fort Worth, Texas 76147

(Address of principal executive offices, including zip code)

(855) 588-7839

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note:

On May 4, 2018, Boaz Energy II, LLC (“Boaz Energy”) completed an initial public offering (the “Offering”) of 6,250,000 trust units representing beneficial interests in PermRock Royalty Trust (such units, the “Trust Units” and such trust, the “Trust”), at a price to the public of $17.00 per Trust Unit ($15.9375 per Trust Unit, after deducting underwriting discounts and commissions) pursuant to the Trust’s and Boaz Energy’s Registration Statement on Form S-1 (File No. 333-224191) (as amended, the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated May 1, 2018 (the “Prospectus”), filed with the Securities and Exchange Commission on May 3, 2018.

Item 1.01                   Entry into a Material Definitive Agreement.

Conveyance of Net Profits Interest

At the closing of the Offering on May 4, 2018, Boaz Energy and Boaz Energy II Royalty, LLC, a Delaware limited liability company and a wholly owned subsidiary of Boaz Energy (“Boaz Royalty”), entered into a Conveyance of Net Profits Interest (the “Conveyance”) pursuant to which Boaz Energy and Boaz Royalty conveyed to the Trust a net profits interest (the “Net Profits Interest”) in certain oil and natural gas properties in the Permian Basin in Texas (the “Underlying Properties”). The Conveyance is effective as of January 1, 2018. The Net Profits Interest entitles the Trust to receive 80% of the net profits from the sale of production of oil and natural gas attributable to the Underlying Properties. The description of the Net Profits Interest and the Conveyance contained in the section of the Prospectus entitled “Computation of Net Profits” is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Conveyance which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Registration Rights Agreement

At the closing of the offering on May 4, 2018, the Trust and Boaz Energy entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Boaz Energy, its affiliates and any transferee of Boaz Energy’s Trust Units are entitled, beginning 180 days after the date of the Registration Rights Agreement, to demand that the Trust use its reasonable best efforts to effect the registration of such holders’ Trust Units under the Securities Act. The holders are entitled to demand a maximum of five such registrations. The description of the Registration Rights Agreement contained in the section of the Prospectus entitled “Trust Units Eligible for Future Sale — Registration Rights” is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02                   Unregistered Sale of Equity Securities.

As consideration for the conveyance of the Net Profits Interest in the Underlying Properties as described in Item 1.01 above, the Trust issued to Boaz Energy 12,165,732 Trust Units. The issuance was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the closing of the offering on May 4, 2018, Boaz Energy, Wilmington Trust, National Association, as Delaware trustee of the Trust, and Simmons Bank, as Trustee of the Trust, entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”). A description of the Amended and Restated Trust Agreement is contained in the section of the Prospectus entitled “Description of the Trust Agreement” and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Trust Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
3.1

Amended and Restated Trust Agreement of PermRock Royalty Trust, dated May 4, 2018, among Boaz Energy II, LLC, Wilmington Trust, National Association, as Delaware trustee of PermRock Royalty Trust, and Simmons Bank, as trustee of PermRock Royalty Trust.

10.1	Conveyance of Net Profits Interest, dated effective as of January 1, 2018, by and between Boaz Energy II, LLC and Boaz Energy II Royalty, LLC.
10.2	Registration Rights Agreement, dated as of May 4, 2018, by and between Boaz Energy II, LLC and PermRock Royalty Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PermRock Royalty Trust

By:	Simmons Bank, as Trustee

By:	/s/ Lee Ann Anderson
Lee Ann Anderson
Senior Vice President and Trust Officer

Date: May 8, 2018